UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 2, 2005

DEVELOPERS DIVERSIFIED REALTY CORPORATION

(Exact name of registrant as specified in its charter)

Ohio	1-11690	34-1723097

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3300 Enterprise Parkway, Beachwood, Ohio	44122

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (216) 755-5500

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
SIGNATURES
Exhibit 99.1 Quarterly Supplement
Exhibit 99.2 News Release

Item 2.02 Results of Operations and Financial Condition

On May 2, 2005, the Company issued a News Release containing financial results of the Company (the “News Release”) and a quarterly financial supplement containing financial and property information of the Company (“Quarterly Supplement”) for the three months ended March 31, 2005. A Copy of the News Release is attached hereto as exhibit 99.1 and a copy of the Quarterly Supplement is attached hereto as Exhibit 99.2. This information is being furnished under Item 7 (Regulation FD Disclosure) and under Item 2.02 (Results of Operations and Financial Condition), pursuant to SEC Release No. 33-8216.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date May 2, 2005	DEVELOPERS DIVERSIFIED REALTY CORPORATION (Registrant)
/s/ William H. Schafer
William H. Schafer
Senior Vice President and Chief Financial Officer